Oppenheimer Rising Dividends Fund

Supplement dated December 1, 2016 to the

Prospectus and Statement of Additional Information,

each dated December 29, 2015

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Rising Dividends Fund (the “Fund”), each dated December 29, 2015, and is in addition to any other supplement(s).

The Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager. Josh Peters, CFA, has been portfolio manager of the Fund since December 2016, and Manind (“Mani”) Govil, CFA, has been portfolio manager of the Fund since October 2016.

2.	The section titled “Portfolio Managers” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Josh Peters, CFA, and Manind (“Mani”) Govil, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Peters has been a portfolio manager of the Fund since December 2016. Mr. Govil has been a portfolio manager of the Fund since October 2016.

Mr. Peters has been a Senior Vice President and a portfolio manager of the Sub-Adviser since December 2016. Prior to joining the Sub-Adviser, Mr. Peters was a portfolio manager with Morningstar Investment LLC from July 2016 until November 2016. He served as Director of Equity-Income Strategy at Morningstar Inc. from October 2004 to June 2016. He was a research analyst at UBS Investment Bank from January 2003 to September 2004 and a research analyst at Morningstar Inc. from November 2000 to December 2002.

Mr. Govil has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The SAI is revised as follows:

1.	The paragraphs titled “Portfolio Manager” and “Other Accounts Managed” on page 34 of the SAI are deleted in their entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Josh Peters and Manind (“Mani”) Govil (the “Portfolio Manager”) who are responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Peters and Govil also manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of November 23, 2016. No portfolio or account has an advisory fee based on performance:

2.	The “Other Accounts Managed” table on page 34 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Josh Peters	0	$0	0	$0	0	$0
Manind Govil	8	$12.59	0	$0	2	$452.88
1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

3.

The paragraph and table titled “Ownership of Fund Shares” on page 35 of the SAI is deleted in its entirety and replaced with the following:

•        Ownership of Fund Shares. As of November 23, 2016, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Josh Peters	None
Manind Govil	None

December 1, 2016	PS0225.037